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                                                                    Exhibit 15.1

Board of Directors and Stockholders
Arthur J. Gallagher & Co.


We are aware of the incorporation by reference in the Registration Statements (Form S-8, No. 33-604 and Form S-8, No. 33-14625) pertaining to the Arthur J. Gallagher & Co. Incentive and United Kingdom Incentive Plans, in the Registration Statements (Form S-8, No. 33-24251, Form S-8, No. 33-38031 and Form S-8, No. 333-57155) pertaining to the Arthur J. Gallagher & Co. 1988 Incentive and 1988 Nonqualified Stock Option Plans, in the Registration Statement (Form S-8, No. 33-30816) pertaining to the Arthur J. Gallagher & Co. Non-Employee Directors' Stock Option Plan, in the Registration Statements (Form S-8, No. 33-64614 and Form S-8, No. 33-80648) pertaining to the Arthur J. Gallagher & Co. 1988 Incentive, 1988 Nonqualified, and Non-Employee Directors' Stock Option Plans, in the Registration Statements (Form S-8, No. 333-06359, Form S-8, No. 333-40000, Form S-8, No. 333-87320 and Form S-8, No. 333-106535) pertaining to the Arthur J. Gallagher & Co. 1988 Nonqualified and Non-Employee Directors' Stock Option Plans, in the Registration Statement (Form S-8, No. 333-62930) pertaining to the Arthur J. Gallagher & Co. 1988 Nonqualified and Non-Employee Directors' Stock Option Plans and the Gallagher Healthcare Insurance Services, Inc. 2001 Nonqualified Stock Option Plan, in the Registration Statement (Form S-8, No. 333-106534) pertaining to the Arthur J. Gallagher & Co. Employee Stock Purchase Plan, in the Registration Statement (Form S-8, No. 333-106539) pertaining to the Arthur J. Gallagher & Co. Restricted Stock Plan, in the Registration Statements (Form S-4, No. 333-75197, Form S-3, No. 333-84139 and Form S-4, No.333-55254), and in the related Prospectuses, of our review report dated July 22, 2003 relating to the unaudited consolidated interim financial statements of Arthur J. Gallagher & Co. that are included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.



                                                  /s/ Ernst & Young LLP
                                                  ------------------------------
                                                        Ernst & Young LLP

Chicago, Illinois
July 22, 2003